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                                                                    EXHIBIT 10.1

                           TAUNTON TECHNOLOGIES, INC.
                                STOCK OPTION PLAN

                      (As amended through November 9, 2004)

         SECTION 1. Establishment. There is hereby established the Stock Option Plan, pursuant to which employees and any other persons who perform substantial services for or on behalf of TAUNTON TECHNOLOGIES, INC. (the "Company") and its subsidiaries may be granted options to purchase shares of common stock of the Company, par value $.01 per share ("Common Stock"), and thereby share in the future growth of the business. The subsidiaries of the Company included in this Plan (the "Subsidiaries") shall be any subsidiary of the Company as defined in
Section 425 of the Internal Revenue Code of 1986, as amended (the "Code").

         SECTION 2. Status of Options. The options which may be granted pursuant to this Plan will constitute either incentive stock options within the meaning of Section 422A of the Code ("Incentive Stock Options") or options which are not Incentive Stock Options ("Non-incentive Stock Options"). Incentive Stock Options and Non-incentive Stock Options shall be collectively referred to herein as "Options".

         SECTION 3. Eligibility. All employees of the Company or any of its Subsidiaries (including officers, whether or not they are members of the Board of Directors) who are employed at the time of the adoption of this Plan or thereafter, and any other persons who perform substantial services for or on behalf of the Company or any of its Subsidiaries (collectively, the "optionees") shall be eligible to be granted Non-incentive Stock Options to purchase shares of Common Stock under this Plan. All employees of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan. Notwithstanding any provision hereof, no person who, at the relevant time is a member of the "Committee" (as defined in Section 2(a)), shall be eligible to receive Options under this Plan.

         SECTION 4. Number of Shares covered by Options; No Preemptive Rights. The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall .be 330,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with
Section 7 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted.) The issuance of said shares shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder.

         SECTION 5. Administration.

                  (a) This Plan shall be administered by the committee (the "Committee") referred to in paragraph (b) of this Section. Subject to the express provisions of this Plan, the Committee shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind
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rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the optionees to whom, and the times and the prices at which, Options shall be granted, the option periods, the number of shares of the Common Stock to be subject to each Option and to identify each Option as either an Incentive Stock Option or a Non-incentive Stock Option, and to make all other determinations necessary or advisable for the administration of the Plan. Each Option shall be clearly identified at the time of grant as to its status. In making such determinations, the Committee may take into account the nature of the services rendered by the respective optionees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, shall deem relevant. The Committee's determination on all of the matters referred to in this Section 5 shall be conclusive. Nothing contained in this Plan shall be deemed to give any optionee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Committee.

                  (b) The Committee shall consist of from two (2) to five (5) individuals who shall be members of the Board. Each member of the Committee shall be a person who is not, and who, during the period of one year ending on the date of his appointment to the Committee, has not been, eligible for selection as a person to whom stock options, warrants or similar rights (including stock appreciation rights) may be granted under this Plan and/or any other plan of the Company. The Committee shall be appointed by the Board, which may at any time, and from time to time, remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum and determinations of the Committee shall be made by a majority of the members present at a meeting duly called and held. An/ decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

                  (c) Notwithstanding any provision hereof to the contrary the Committee shall have sole and exclusive authority with respect to the grant of Options to directors.

         SECTION 6. Terms of Options. Each Option granted under this Plan shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted, and shall be subject to the following terms and conditions:

                  (a) The price at which shares of Common Stock covered by each Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Committee, but shall be an amount not less than the par value, if any, of such shares and, in the case of an Incentive Stock Option, not less than the fair market value of such shares on the date of grant. Non-incentive Options may be issued with an exercise price of less than fair market value on the date of the grant only if the Committee shall have affirmatively determined that such lower price was reasonably necessary to attract or retain a key employee or employees. For purposes of this Section, the fair market value of shares of Common Stock on any day shall be (i) in the event the Common Stock is not publicly traded, the fair market value on such day as determined in good faith by the Committee or (ii) in the event the Common Stock is publicly traded, the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed, if available, or, if last sale prices are not reported with respect to the Common Stock, the mean of the

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high bid and low asked prices of a share of Common Stock as reported by such principal quotation service, or, if there is no such report by such quotation service for such day, such fair market value shall be the average of (i) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next preceding such day for which there was a report and (ii) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next succeeding such day for which there was a report, or as otherwise determined by the Committee in its discretion pursuant to any reasonable method contemplated by Section 422A of the Code and any regulations issued pursuant to that Section. The option price of the shares to be purchased pursuant to each Option shall be paid in full in cash at the time of the exercise of the Option.


                  (b) The terms and conditions of each Stock Option Agreement shall be as determined by the Committee but not inconsistent with the Stock Option Plan. Each Stock Option Agreement shall provide that such Option may be exercised by the optionee, in such parts and at such times as may be specified in such Agreement, within a period not exceeding ten years after the date on which the Option is granted with respect to Incentive Stock Options and ten years and thirty days after such date with respect to Non-Incentive Stock Options (hereinafter called, in each case, the "Option Period"). Each Incentive Stock Option Agreement shall provide that such Incentive Stock Option may only be exercised during the continuance of the employee's employment by the Company or any of its Subsidiaries or during the period of thirty days after the termination of such employment to the extent that the right to exercise such Option had accrued at the date of such termination; provided, however, that if Options as to 100 or more shares are held by an optionee, then such Options may not be exercised for less than 100 shares at any one time, and if Options for less than 100 shares are held by an optionee, then Options for all such shares must be exercised at one time; and provided, further, that, if the optionee, while still employed by the Company or any of its Subsidiaries, shall die within the Option Period, the Incentive Stock Option may be exercised, to the extent specified in the Incentive Stock Option Agreement, and as herein provided, but only prior to the first to occur of:

                           (i) the expiration of the period of ninety days after
the date of the optionee's death, or

                           (ii) the expiration of the Option Period,

by the person or persons entitled to do so under the optionee's will, or, if the optionee shall fail to make testamentary disposition of said Option, or shall die intestate, by the optionee's legal representative or representatives.

                  (c) Each Option granted under this Plan shall by its terms be non-transferable by the optionee except by will or by the laws of descent and distribution, and each Option shall by its terms be exercisable during the optionee's lifetime only by him.

                  (d) Notwithstanding the foregoing, if an Incentive Stock Option is granted to a person at any time when such person owns, within the meaning of Section 425(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 425 of the Code) the price at

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which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value (determined as in paragraph (a) of this Section) of the shares of Common Stock at the time the Incentive Stock Option is granted, and such Incentive Stock Option must be exercised within a period specified in the Incentive Stock Option Agreement which does not exceed five years after the date on which such Incentive Stock Option is granted.

                  (e) Notwithstanding the foregoing, the aggregate fair market value (as determined under Section 6(a) as of the time such Incentive Stock Options are granted) of shares of Common Stock subject to Incentive Stock Options which are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its parent and subsidiary corporation within the meaning of Section 425 of the Code) shall not exceed $100,000.

                  (f) The Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee including, without limitation, provisions (i) requiring the giving of satisfactory assurances by the optionee that the shares are purchased for investment and not with a view to resale in connection with a distribution of such shares* and will not be transferred in violation of applicable securities laws, (ii) restricting the transferability of such shares during a specified period and (iii) requiring the resale of such shares to the Company at the option price if the employment of the employee terminates prior to a specified time.

                  (g) In the discretion of the Committee, a single Stock Option Agreement may include both Incentive Stock Options and Non-Incentive Stock Options, or those Options may be included in separate Stock Option Agreements.

         SECTION 7. Adjustment of Number of Shares.

                  (a) In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board of Directors such substitution cannot be effected or would be inappropriate, or if -the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board of Directors, in its sole discretion, shall deem equitable. In the event that

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there shall be any change, other than as specified above in this Section 7, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board of Directors shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to Options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of this Plan and of each Stock Option Agreement.

                  (b) In the case of any substitution or adjustment pursuant to this Section, the option price in each Stock Option Agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 7. No adjustment or substitution provided for in this
Section 7 shall require the Company, in any Stock Option Agreement, to sell a fractional share, and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly.

                  (c) Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the stockholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the stockholders. In addition, if the adjustments or substitution pursuant to this Section 7 will cause Incentive Stock Options to fail to continue to qualify as Incentive Stock Options or will result in a modification, extension or renewal of such Incentive Stock Options within the meaning of
Section 425 of the Code, the Board of Directors shall use reasonable efforts to effect such other adjustment of each then outstanding option as the Board of Directors, in its sole discretion, shall deem equitable.

                  (d) Notwithstanding subsection (a) of this Section 7, in the event of a Change of Control (as defined below), each optionee shall fully vest in and have the right to exercise his or her Option as to all of the shares of Common Stock then subject to the Option, including shares of Common Stock subject to the Option as to which it would not otherwise be vested or exercisable.

         A "Change of Control" means the occurrence of any of the following events:

                  (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                  (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent

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(either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                  (iii) a change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date this amendment to the Plan is approved by the Board of Directors, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

         SECTION 8. Amendments. This Plan may be terminated or amended from time to time by vote of the Board of Directors; provided, however, that no amendment which shall (i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, (ii) change the designation of employees eligible to receive Incentive Stock Options or the class of employees or other persons eligible to receive Options, (iii) decrease the minimum option price stated in Section 6(a) of this Plan, (iv) extend the period during which an option may be granted or exercised beyond the maximum period specified in this Plan or (v) withdraw the authority to administer this Plan from the Committee, shall be effective without the approval of the stockholders.

         SECTION 9. Termination. Except to the extent necessary to govern outstanding Options, this Plan shall terminate on, and no additional Options shall be granted after, ten years from the date the Plan is adopted, or ten years from the date the Plan is approved by the stockholders, whichever is earlier.


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